Exhibit 10.17

Power of Attorney

I, Chen Xiangyu, a Chinese citizen with Chinese Identification Card No.:            , and a holder of 99% of the entire registered capital in Shenzhen Mengyu Technology Co., Ltd. (“Mengyu”) as of the date hereof, hereby irrevocably authorize Chuangmeng Wuxian (Beijing) Information & Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Mengyu (“My Shareholding”) during the term of this Power of Attorney:

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders’ meetings of Mengyu; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Mengyu’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the director, supervisor, the chief executive officer and other senior management members of Mengyu.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of myself, execute all the documents I am required to sign as stipulated in the Exclusive Option Agreement and the Equity Pledge Agreement (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Mengyu.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

CHEN Xiangyu

By:	/s/ Chen Xiangyu
November 29, 2013

Witness:	/s/ Wang Jun
Name:	Wang Jun
November 29, 2013

Strictly Confidential

Power of Attorney

I, Guan Song, a Chinese citizen with Chinese Identification Card No.:            , and a holder of 1% of the entire registered capital in Shenzhen Mengyu Technology Co., Ltd. (“Mengyu”) as of the date hereof, hereby irrevocably authorize Chuangmeng Wuxian (Beijing) Information & Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Mengyu (“My Shareholding”) during the term of this Power of Attorney:

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders’ meetings of Mengyu; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Mengyu’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the director, supervisor, the chief executive officer and other senior management members of Mengyu.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of myself, execute all the documents I am required to sign as stipulated in the Exclusive Option Agreement and the Equity Pledge Agreement (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Mengyu.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

GUAN Song

By:	/s/ Guan Song
November 29, 2013

Witness:	/s/ Wang Jun
Name:	Wang Jun
November 29, 2013

Strictly Confidential